UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2023

Ra Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

________________

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1670 Highway 160 West – Suite 205, Fort Mill, SC  29708

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (973) 691-2000

Not Applicable

(Former name of former address, if changes since last report.)

________________

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 11, 2023, the Company held an Annual Meeting at which, of the 5,367,674 shares of the Company’s common stock outstanding as of May 17, 2023, the record date for the Special Meeting, 2,551,340 shares of common stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, approximately 47.53% of the outstanding shares of common stock.

At the Annual Meeting, the Company’s stockholders considered three proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 25, 2023. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below. There were no broker non-votes received with respect to any proposal presented at the annual meeting.

1.	Proposal No. 1: Approval of a Proposal to Amend our Certificate of Incorporation to Declassify our Board of Directors. The proposal to amend our certificate of incorporation to declassify our Board of Directors was not approved based on the following results of voting:

Votes For	Votes Against	Abstentions
2,426,765	11,804	112,771

2.	Proposal No. 2: Election of Two Directors. Martin Colombatto was elected at the Annual Meeting as a Class I director to serve a two-year term, and David Jenkins was elected as a Class II director to serve a three-year term, or until their successors are duly elected and qualified, based on the following results of voting:

	Votes For	Votes Against	Abstentions
Martin Colombatto	2,538,669	12,322	349
David Jenkins	2,539,148	11,841	351

3.	Proposal No. 3: Approval of our 2023 Equity Incentive Plan. Our proposed 2023 Equity Incentive Plan was approved based on the following results of voting:

Votes For	Votes Against	Abstentions
2,382,822	165,641	2,875

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: July 14, 2023	/s/Steven Passey
Steven Passey
Chief Financial Officer and Secretary

3